TRANSAMERICA SERIES TRUST

Transamerica Morgan Stanley Mid-Cap Growth VP

Supplement to the Currently Effective Prospectus, Summary Prospectus

and Statement of Additional Information

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Effective on or about May 1, 2016, Transamerica Asset Management, Inc. (“TAM”) will terminate its investment sub-advisory agreement with Morgan Stanley Investment Management Inc. (“MSIM”) with respect to Transamerica Morgan Stanley Mid-Cap Growth VP (the “portfolio”) and will enter into a new investment sub-advisory agreement with Janus Capital Management LLC with respect to the portfolio. An information statement will be mailed to portfolio shareholders to provide certain information about the new sub-adviser and the terms of the new sub-advisory agreement.

In connection with the change in sub-adviser, the portfolio’s investment objective, principal investment strategies and principal risks, as well as the portfolio’s name, will change. The portfolio will also have a lower advisory fee schedule. These changes are described below.

The portfolio’s investment adviser, TAM, will remain the same.

Effective on or about May 1, 2016, the portfolio will be renamed Transamerica Janus Mid-Cap Growth VP. The following information will supplement and supersede any contrary information contained in the Prospectus, Summary Prospectus, and Statement of Additional Information concerning the portfolio:

Investment Objective: Seeks long-term capital appreciation.

Fees and Expenses: This table describes the fees and expenses that you may pay if you buy and hold portfolio shares, but it does not reflect any charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, fees would be higher.

Shareholder Fees (fees paid directly from your investment)
Class of Shares
	Initial Class	Service Class
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (load) (as a percentage of purchase price or redemption proceeds, whichever is lower)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class of Shares
	Initial Class	Service Class
Management fees [a]	0.78%	0.78%
Distribution and service (12b-1) fees	0.00%	0.25%
Other expenses	0.08%	0.08%
Total annual fund operating expenses	0.86%	1.11%

  a Management fees have been restated to reflect a reduction in advisory fees effective May 1, 2016.

Example: This Example is intended to help you compare the cost of investing in the portfolio with the cost of investing in other mutual portfolios. The Example assumes that you invest $10,000 in the portfolio for the time periods indicated and then redeem all shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the portfolio’s operating expenses remain the same. The Example does not reflect charges that are, or may be, imposed under your variable life insurance policy or variable annuity contract. If such charges were reflected, costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Share Class	1 year	3 years	5 years	10 years
Initial	$88	$307	$543	$1,223
Service	$113	$353	$612	$1,352

Principal Investment Strategies: The portfolio’s sub-adviser, Janus Capital Management LLC (the “sub-adviser”), under normal conditions, invests primarily in common stocks selected for their growth potential, and normally invests at least 80% of the portfolio’s net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap® Growth Index which, as of December 31, 2014, was between $203.5 million and $32.7 billion. The portfolio may also invest in foreign securities, which may include investments in emerging markets, and it may invest up to 5% of its net assets in exchange-traded funds.

The sub-adviser applies a “bottom up” approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the portfolio’s investment policies.

Principal Risks:

The following risks are added to the “Principal Risks” section:

Active Trading – The portfolio is actively managed and may purchase and sell securities without regard to the length of time held. Active trading may have a negative impact on performance by increasing transaction costs and may generate greater amounts of net short-term capital gains, which, for shareholders holding shares in taxable accounts, would be subject to tax at ordinary income tax rates upon distribution.

The following risks are deleted from the “Principal Risks” section:

Convertible Securities – Convertible securities share investment characteristics of both fixed income and equity securities. However, the value of these securities tends to vary more with fluctuations in the value of the underlying common stock than with fluctuations in interest rates. The value of convertible securities also tends to exhibit lower volatility than the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. The portfolio could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

Currency Hedging – The portfolio may hedge its currency risk using currency futures, forwards or options. However, these instruments may not always work as intended, and a portfolio may be worse off than if it had not used a hedging instrument.

Derivatives – Using derivatives exposes the portfolio to additional risks and can increase portfolio losses and reduce opportunities for gains when market prices, interest rates or the derivatives themselves behave in a way not anticipated by the portfolio. Using derivatives also can have a leveraging effect and increase portfolio volatility. The portfolio may also have to sell assets at inopportune times to satisfy its obligations. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the portfolio. The portfolio’s investments in derivative instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in those instruments. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The U.S. government is in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make them more costly, may limit their availability, may disrupt markets or may otherwise adversely affect their value or performance.

Leveraging – The value of your investment may be more volatile to the extent that the portfolio borrows or uses derivatives or other investments that have a leveraging effect on the portfolio. Other risks also will be compounded. This is because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the portfolio would otherwise have had. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the portfolio’s assets. The portfolio also may have to sell assets at inopportune times to satisfy its obligations.

Rule 144A and Privately Placed Securities – The portfolio’s investments may include privately placed securities such as Rule 144A securities, which are subject to resale restrictions. Rule 144A permits certain qualified institutional buyers, such as the portfolio, to trade in privately placed securities that have not been registered for sale to the public. Rule 144A and other privately placed securities may be deemed illiquid, and the portfolio might be unable to dispose of such securities promptly or at reasonable prices.

Sub-Adviser:

Janus Capital Management LLC, a wholly-owned subsidiary of Janus Capital Group, Inc., has been a registered investment adviser since 1969. As of September 30, 2015, Janus Capital Management LLC has approximately $181.5 billion in total assets under management. The sub-adviser’s principal business address is 151 Detroit Street, Denver, CO 80206.

Portfolio Manager:

Name	Sub-Adviser	Positions Over Past Five Years
Brian Demain, CFA	Janus Capital Management LLC	Portfolio Manager of the portfolio since 2016; Portfolio Manager with Janus Capital Management LLC since 2007

Advisory Fees:

Effective on or about May 1, 2016, TAM will receive compensation, calculated daily and paid monthly, at the indicated annual rates (expressed as a percentage of the portfolio’s average daily net assets):

First $500 million	0.775%
Over 500 million up to $1 billion	0.74%
In excess of $1 billion	0.72%

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Investors Should Retain this Supplement for Future Reference

December 23, 2015